Royalties, mining and income tax, and deferred tax	12 Months Ended
Dec. 31, 2022
Mining and income tax
Royalties, mining and income tax, and deferred tax
11. Royalties, mining and income tax, and deferred tax

Significant accounting judgements and estimates
The Group is subject to income tax in South Africa, Zimbabwe, the United Kingdom (UK), France, Finland and the US. Significant judgement is required in determining the liability for income tax due to the complexity of legislation. During the ordinary course of business, transactions and calculations may occur for which the ultimate tax determination is uncertain. The Group recognises liabilities for anticipated tax audit issues based on the best estimates of whether additional taxes will be due. The Group reassesses its judgements and estimates if facts and circumstances change. To the extent required, these transactions are disclosed in accordance with management's probability assessment. Where the facts and circumstances change or when the final tax outcome of these matters are different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provisions in the period in which such determination is made.
The Group recognises the net future tax benefit related to deferred tax assets to the extent that it is probable that the deductible temporary differences will reverse in the foreseeable future. Assessing the recoverability of deferred tax assets requires the Group to make significant estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecast cash flows from operations and the application of existing tax laws. To the extent that future cash flows and taxable income differ significantly from estimates, the ability of the Group to realise the net deferred tax assets recorded at the reporting date could be impacted.
The Group’s gold mining operations are taxed on a variable rate that increases as the profitability of the operation increases. The deferred tax rate used to calculate deferred tax is based on the current estimate of future profitability when the temporary differences will reverse based on tax rates and laws that have been enacted or substantively enacted at the reporting date. Depending on the profitability of the operations, the deferred tax rate can consequently be significantly different from year to year. Calculating the future profitability of the operations is inherently uncertain and could materially change over time.
Additionally, future changes in tax laws in South Africa, Zimbabwe, the UK, France, Finland and the US could limit the ability of the Group to obtain tax deductions in future periods.
Accounting policy
Income tax comprises current and deferred tax. Current tax and deferred tax is recognised in profit or loss except to the extent that it relates to a business combination, or items recognised directly in equity or in other comprehensive income.
Current tax is measured on taxable income at the applicable statutory rate enacted or substantively enacted at the reporting date and is the best estimate of the tax amount expected to be paid or received that reflects uncertainty related to income taxes, if any.
Deferred tax is provided on temporary differences existing at each reporting date between the tax values of assets and liabilities and their carrying amounts and reflects uncertainty related to income taxes, if any. Enacted and substantively enacted tax rates are used to determine future anticipated effective tax rates which in turn are used in the determination of deferred tax.
These temporary differences are expected to result in taxable or deductible amounts in determining taxable profits for future periods when the carrying amount of the asset is recovered or the liability is settled. The principal temporary differences arise from depreciation of property, plant and equipment, provisions, unutilised capital allowances and tax losses carried forward.
Deferred tax is not recognised for:
•temporary differences on the initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit or loss
•temporary differences related to investments in subsidiaries, and interests in associates and joint ventures to the extent that the Group is able to control the timing of the reversal of the temporary differences and it is probable that these will not reverse in the foreseeable future
•taxable temporary differences arising on the initial recognition of goodwill
Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets, and relate to taxes levied by the same tax authority on the same taxable entity, or on different tax entities, but intend to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realised simultaneously.
Deferred tax assets relating to the carry forward of unutilised tax losses and/or unutilised capital allowances are recognised to the extent it is probable that future taxable profit will be available against which the unutilised tax losses and/or unutilised capital allowances can be recovered. Deferred tax assets are reviewed at each reporting date and are adjusted if recovery is no longer probable.
Unrecognised deferred tax assets are reassessed at each reporting date and recognised to the extent that it has become probable that future taxable profits will be available against which they can be utilised.

11.1 Royalties
Revenue from mineral resources in South Africa are subject to the Mineral and Petroleum Resource Royalty Act 2008 (Royalty Act). The Royalty Act imposes a minimum 0.5% royalty on refined (mineral resources that have undergone a comprehensive level of beneficiation such as smelting and refining as defined in Schedule 1 of the Royalty Act) and unrefined (mineral resources that have undergone limited beneficiation as defined in Schedule 2 of the Royalty Act) minerals payable to the State. The royalty in respect of refined and unrefined minerals (which includes gold refined to 99.5% and above, and PGMs refined to 99.9%) is calculated by dividing earnings before interest and taxes (EBIT) by the product of 12.5 times, in respect of refined, and 9 times, in respect of unrefined, gross revenue calculated as a percentage, plus an additional 0.5%. EBIT refers to taxable mining income (with certain exceptions such as no deduction for interest payable and foreign exchange losses) before assessed losses but after capital expenditure. A maximum royalty of 5% of mining revenue has been introduced on refined minerals and 7% on unrefined minerals. The effective rate of royalty tax payable for the year ended 31 December 2022 was approximately 0.4% (2021: 0.6% and 2020: 0.5%) of revenue at the SA gold operations and 2.5% (2021: 3.0% and 2020: 3.0%) of revenue at the SA PGM operations. The Group is not exposed to royalty taxes in the US, France and Finland, however the Finnish government has introduced a mineral royalty tax to become effective in 2024.

Figures in million – SA rand	2022	2021	2020
Current charge	(1,834)	(2,923)	(1,768)
SA gold royalties	(64)	(167)	(142)
SA PGM royalties	(1,770)	(2,756)	(1,626)
Prior year royalty tax refund	—	209	3
Total royalties	(1,834)	(2,714)	(1,765)
11.2 Mining and income tax
South African statutory tax rates
Gold mining, mining and non-mining tax
Gold mining tax is determined according to a formula which takes into account the profit and revenue attributable to gold mining operations. Mining taxable income (SA PGM and SA gold) is determined after the deduction of all mining capital expenditure, with the provision that this cannot result in an assessed loss. Capital expenditure amounts not deducted are carried forward as unredeemed capital expenditure to be deducted from future mining income. Accounting depreciation is ignored for the purpose of calculating mining tax. In the gold mining tax formula, the percentage rate of tax payable and the ratio of gold mining profit, after the deduction of redeemable capital expenditure, to gold mining revenue is expressed as a percentage.
Non-mining income consists primarily of interest income, third party gold processing and rental income and was taxed at the South African company tax rate of 28%.
Company tax rate
Companies, other than gold mining companies, are subject to the maximum South African company tax rate of 28%. The corporate income tax rate applicable to Sibanye-Stillwater and its South African subsidiaries will change to 27% from 1 January 2023.
US statutory tax rates
The US PGM operations are subject to tax at the statutory tax rate in the states of Montana (6.75%), Pennsylvania (9.99%) and Florida (5.5%) as well as the federal statutory rate (21%). Effective 1 January 2025, all apportionable income in Montana will be apportioned using a single sales factor formula, while it currently uses a three-factor apportionment formula. The impact of this change is in the process of being assessed by management.
France and Finland statutory tax rates
Sandouville and Keliber are subject to tax at a corporate income tax rate of 25% and 20%, respectively.
Mining and income tax
The components of mining and income tax are the following:

Figures in million – SA rand	Note	2022	2021	2020
Current tax		(9,282)	(13,506)	(5,374)
Mining tax		(8,225)	(11,816)	(4,442)
Non-mining tax		(310)	(220)	68
Company and withholding tax		(747)	(1,470)	(1,000)
Deferred tax	11.3	358	(255)	516
Deferred tax charge		305	(593)	570
Prior year adjustment		—	252	—
Deferred tax rate adjustment[1]		53	86	(54)
Total mining and income tax		(8,924)	(13,761)	(4,858)
[1] The deferred tax rate adjustment in South Africa and the US was:

Figures in million – SA rand	2022	2021	2020
South Africa	(150)	200	(54)
United States	203	(114)	—
Deferred tax rate adjustment	53	86	(54)
The change in the estimated long-term deferred tax rate at which the temporary differences will reverse as a result of applying the mining tax formula at the SA gold operations and partially offset by a change in the South African corporate tax rate from 28% to 27% from 1 January 2023 onwards, amounted to a deferred tax charge of R150 million for the year ended 31 December 2022 (2021: benefit of R200 million and 2020: charge of R54 million)
Reconciliation of the Group’s mining and income tax to the South African statutory company tax rate of 28%:

Figures in million – SA rand	2022	2021	2020
Tax on (profit)/loss before tax at maximum South African statutory company tax rate (28%)	(7,813)	(13,316)	(9,934)
South African gold mining tax formula rate adjustment	19	63	118
US statutory tax rate adjustment	181	466	550
Deferred tax rate differentials	16	—	—
Non-deductible amortisation and depreciation	(2)	(13)	(14)
Non-taxable dividend received	4	7	21
Non-deductible finance expense[1]	(196)	(108)	89
Non-deductible share-based payments	(7)	(42)	(44)
Non-deductible loss on fair value of financial instruments	(976)	(1,021)	(890)
Non-taxable gain on foreign exchange differences	22	47	3
Non-taxable share of results of equity-accounted investees	360	557	476
Non-taxable reversal of impairments/(non-deductible impairments)	1	(22)	33
Non-deductible transaction costs	(76)	(69)	(50)
Tax adjustment in respect of prior periods	(35)	386	133
Net other non-taxable income and non-deductible expenditure	156	351	258
Change in estimated deferred tax rate	53	86	(54)
(Deferred tax assets not recognised or derecognised)/unrecognised deferred tax assets recognised or utilised[2]	(631)	(1,133)	4,447
Mining and income tax	(8,924)	(13,761)	(4,858)
Effective tax rate	32%	29%	14%
[1] The non-deductible finance expense for the year ended 31 December 2020 is presented net after the reversal of an uncertain income tax treatment amounting to R182 million. This represents the conclusion on the section 163(j) interest limitation provided for by the US PGM operations under IFRIC 23 Uncertainty over Income Tax Treatments as at 31 December 2019
[2] The amount for the year ended 31 December 2022 mainly consist of deferred tax assets not recognised of R86 million at SGL, R227 million at Cooke and R287 million at Burnstone. The amount for year ended 31 December 2021 include the derecognition of deferred tax assets of R837 million relating to deductible temporary differences, that could no longer be recognised due to the impairment of the mining assets in the SA gold operations
11.3 Deferred tax

Figures in million – SA rand	Note	2022	2021	2020
Included in the statement of financial position as follows:
Deferred tax assets		(2,442)	(906)	(1,576)
Deferred tax liabilities		9,360	7,818	7,631
Net deferred tax liabilities		6,918	6,912	6,055
Reconciliation of the deferred tax balance:
Balance at beginning of the year		6,912	6,055	6,368
Deferred tax recognised in profit or loss	11.2	(358)	255	(516)
Deferred tax recognised in other comprehensive income		(81)	99	6
Foreign currency translation		445	503	197
Balance at end of the year		6,918	6,912	6,055
The detailed components of the net deferred tax liabilities which result from the differences between the amounts of assets and liabilities recognised for financial reporting and tax purposes are:

Figures in million – SA rand	2022	2021	2020
Deferred tax liabilities
Mining assets	13,001	10,763	11,910
Environmental rehabilitation obligation funds	713	587	962
Other	294	300	207
Gross deferred tax liabilities[1]	14,008	11,650	13,079
Deferred tax assets
Environmental rehabilitation obligation	(1,404)	(1,229)	(1,704)
Occupational healthcare obligation	(121)	—	(275)
Other provisions	(1,385)	(922)	(1,143)
Financial instruments	0	(19)	(427)
Tax losses and unredeemed capital expenditure	(4,097)	(2,518)	(3,437)
Share-based payment obligation	(83)	(50)	(38)
Gross deferred tax assets[2,3]	(7,090)	(4,738)	(7,024)
Net deferred tax liabilities	6,918	6,912	6,055
[1] The aggregate amount of temporary differences associated with investments in subsidiaries, for which no deferred tax liabilities have been recognised under the IAS 12.39 exemption at 31 December 2022, amounts to R13,659 million (2021: R7,599 million and 2020: R25,955 million)
[2] Historically, deferred tax assets in WPL and EPL were only recognised to the extent of deferred tax liabilities since it was not considered probable that taxable profit would be available against which the future tax deductions could be utilised. At 31 December 2020, management recognised deferred tax assets on WPL and EPL in excess of deferred tax liabilities for the first time since it became probable that sufficient future taxable profits will be available. In total, net deferred tax assets of R951 million was recognised at 31 December 2020. The deferred tax asset recognition was supported by the profit history of WPL and EPL and a positive future taxable profit outlook
[3] The amount of deductible temporary differences, unused tax losses as well as unredeemed capital expenditure for which no deferred tax asset is recognised in the statement of financial position, amounted to R50,776 million (2021: R43,061 million and 2020: R36,408 million). Tax losses are available to be utilised against income generated by the relevant tax entity and do not expire unless the tax entity concerned ceases to operate for a period of longer than one year for the South African operations. Under South African mining tax ring-fencing legislation, each tax entity is treated separately and as such these deductions can only be utilised by the tax entities in which the deductions have been generated. In Canada, tax losses expire after 20 years
11.4 Net tax, carbon tax and royalties (receivable)/payable

Figures in million – SA rand	Notes	2022	2021	2020
Included in the statement of financial position as follows:
Tax receivable		(723)	(1,245)	(148)
Tax, carbon tax and royalties payable		104	199	797
Non-current portion of tax, carbon tax and royalties payable		11	10	9
Current portion of tax, carbon tax and royalties payable		93	189	788
Net tax, carbon tax and royalties (receivable)/payable		(619)	(1,046)	649

Reconciliation of the net tax, carbon tax and royalties (receivable)/payable balance:
Balance at beginning of the year		(1,046)	649	154
Royalties, carbon tax and current tax	11.1, 11.2	11,106	16,224	7,145
Royalties, carbon tax and tax paid		(10,681)	(17,894)	(6,525)
Royalties and Carbon tax paid		(1,815)	(3,055)	(1,707)
Tax paid		(8,866)	(14,839)	(4,818)
Tax receivable on acquisition of subsidiaries		(3)	—	—
Other		(8)	—	—
Foreign currency translation		13	(25)	(125)
Balance at end of the year		(619)	(1,046)	649